UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliestevent reported)         October 26, 1999
                                               ---------------------------------
                                DoubleClick Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                        000-23709                 13-3870996
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

       41 Madison Avenue, 32nd Floor, New York New York              10010
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       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code                (212) 683-0001
                                                 -------------------------------
                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

            On October 26, 1999, DoubleClick Inc. (the "Company") completed the acquisition of NetGravity, Inc. ("NetGravity") pursuant to the terms of the previously reported Agreement and Plan of Merger and Reorganization, dated as of July 12, 1999 (the "Agreement"), among the Company, NetGravity and NJ Merger Corporation, a wholly owned subsidiary of the Company ("Merger Sub"). Merger Sub merged with and into NetGravity, with NetGravity surviving the merger as a wholly owned subsidiary of the Company (the "Merger").

            In the Merger, each share of NetGravity common stock was converted into the right to receive 0.28 shares of Company common stock. The Company also assumed outstanding options to acquire NetGravity common stock and converted these into options to acquire Company common stock at the same exchange ratio used in the Merger for the outstanding NetGravity common stock. The terms of the Merger were determined through arms-length negotiations between the Company and NetGravity. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. Following the Merger, the Company caused NetGravity to merge with and into the Company.

            Copies of the Company's press release announcing the effectiveness of the Merger and the Company's intended plans for NetGravity to be included in the DoubleClick Technology Solutions division of DoubleClick Inc. are incorporated herein by reference and included as Exhibit 99.1 hereto.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Financial Information

            The required financial statements with respect to NetGravity, Inc. are incorporated by reference to NetGravity's Annual Report on Form 10-K for the year ended December 31, 1998 and NetGravity's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, as amended by the Quarterly Report on Form 10-Q/A, for the quarter ended June 30, 1999.

            (b)   Pro Forma Financial Information

            The required pro forma financial statements with respect to NetGravity, Inc. and the Company are incorporated by reference to the Company's Form S-4 Registration Statement (File No. 333-89435).

            (c)   Exhibits

                  2.1 Agreement and Plan of Merger and Reorganization, dated as of July 12, 1999, among DoubleClick Inc., NJ Merger Corporation and NetGravity, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 1999).

                  99.1 Press release issued by the Company on October 26, 1999 announcing the completion of the Company's acquisition of NetGravity, Inc.

                  99.2 Item 6 and Item 8 of Part I of NetGravity's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated by reference to NetGravity's Annual Report on Form 10-K for the year ended December 31, 1998).

                  99.3 Item 1 of Part I of NetGravity's Quarterly Report on Form 10-Q, as amended by the Quarterly Report on Form 10-Q/A, for the quarter ended June 30, 1999 (incorporated by reference to NetGravity's Quarterly Report on Form 10-Q, as amended by the Quarterly Report on Form 10-Q/A, for the quarter ended June 30, 1999).

                  99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company (incorporated by reference to the Unaudited Pro Forma Condensed Combined Financial Statements contained in the Company's Form S-4 Registration Statement (File No. 333-89435)).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          DOUBLECLICK INC.
                                                     ---------------------------

              November 9, 1999                            Jeffrey Epstein
       ---------------------------                   ---------------------------
                   Date                                Executive Vice President

                                  EXHIBIT INDEX

Exhibits

      2.1 Agreement and Plan of Merger and Reorganization, dated as of July 12, 1999, among DoubleClick Inc., NJ Merger Corporation and NetGravity, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 1999).

      99.1 Press release issued by the Company on October 26, 1999 announcing the completion of the Company's acquisition of NetGravity, Inc.

      99.2 Item 6 and Item 8 of Part I of NetGravity's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated by reference to NetGravity's Annual Report on Form 10-K for the year ended December 31, 1998).

      99.3 Item 1 of Part I of NetGravity's Quarterly Report on Form 10-Q, as amended by the Quarterly Report on Form 10-Q/A, for the quarter ended June 30, 1999 (incorporated by reference to NetGravity's Quarterly Report on Form 10-Q, as amended by the Quarterly Report on Form 10-Q/A, for the quarter ended June 30, 1999).

      99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company (incorporated by reference to the Unaudited Pro Forma Condensed Combined Financial Statements contained in the Company's Form S-4 Registration Statement (File No. 333-89435)).